                                                                    Exhibit 99.3

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                JANUARY 25, 2006

================================================================================

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

FICO & DOCUMENTATION

FICO SCORE       FULL DOC   LIMITED DOC   STATED DOC   NO DOC   ALL DOCS    WAC    AVG PRIN BAL   CURRENT LTV
----------       --------   -----------   ----------   ------   --------   -----   ------------   -----------
(50 increment)
NOT AVAILABLE
451 TO 500         0.13%        0.00%        0.00%      0.00%      0.13%   9.504%   174,710.33       76.63%
501 TO 550         5.63%        2.96%        0.19%      0.00%      8.78%   8.450%   161,504.07       79.97%
551 TO 600        12.25%        6.42%        1.09%      0.00%     19.75%   7.855%   158,140.43       82.59%
601 TO 650        17.87%       18.18%        2.25%      0.21%     38.51%   7.432%   158,430.43       82.71%
651 TO 700         6.68%       13.79%        1.20%      0.56%     22.24%   7.173%   164,985.07       82.53%
701 TO 750         2.68%        4.46%        0.32%      0.33%      7.79%   6.786%   177,459.99       80.52%
751 TO 800         0.88%        1.45%        0.09%      0.21%      2.63%   6.779%   177,300.18       77.90%
801 TO 850         0.15%        0.01%        0.00%      0.00%      0.16%   6.145%   181,259.73       80.67%
                  -----        -----         ----       ----     ------    -----    ----------       -----
TOTAL             46.26%       47.28%        5.13%      1.32%    100.00%   7.480%   161,932.77       82.10%
                  =====        =====         ====       ====     ======    =====    ==========       =====

LTV & FICO

CURRENT LTV       FICO <500   501-550   551-600   601-650   651-700   701-750   751-800   801-850    TOTAL
-----------       ---------   -------   -------   -------   -------   -------   -------   -------   ------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00      0.00%      0.00%      0.01%     0.01%     0.00%    0.00%     0.00%     0.00%      0.02%
20.01 TO 30.00      0.00%      0.01%      0.00%     0.09%     0.05%    0.00%     0.00%     0.00%      0.15%
30.01 TO 40.00      0.00%      0.04%      0.06%     0.18%     0.03%    0.04%     0.06%     0.00%      0.40%
40.01 TO 50.00      0.00%      0.06%      0.33%     0.24%     0.05%    0.01%     0.03%     0.00%      0.72%
50.01 TO 60.00      0.02%      0.33%      0.60%     0.57%     0.31%    0.23%     0.18%     0.00%      2.23%
60.01 TO 70.00      0.02%      0.97%      1.16%     1.61%     0.90%    0.72%     0.17%     0.05%      5.60%
70.01 TO 80.00      0.04%      3.04%      6.92%    21.53%    14.22%    4.97%     1.72%     0.01%     52.45%
80.01 TO 90.00      0.05%      3.97%      7.63%     7.79%     3.11%    0.85%     0.18%     0.09%     23.68%
90.01 TO 100.00     0.00%      0.36%      3.05%     6.49%     3.58%    0.96%     0.30%     0.01%     14.74%
                    ----       ----      -----     -----     -----     ----      ----      ----     ------
TOTAL               0.13%      8.78%     19.75%    38.51%    22.24%    7.79%     2.63%     0.16%    100.00%
                    ====       ====      =====     =====     =====     ====      ====      ====     ======

CURRENT LTV       AVG PRIN BAL    WAC    GROSS MARGIN   LIMITED DOC   STATED DOC
-----------       ------------   -----   ------------   -----------   ----------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00      42,821.04    8.946       7.000            --         29.16
20.01 TO 30.00     148,145.68    7.041       6.677            --         34.52
30.01 TO 40.00     137,093.03    6.415       5.728            --         22.20
40.01 TO 50.00     159,701.97    6.599       5.965            --         23.86
50.01 TO 60.00     191,857.92    6.809       6.092            --         37.74
60.01 TO 70.00     205,446.64    6.731       5.922          4.71         37.32
70.01 TO 80.00     208,444.80    6.925       5.782          4.42         52.85
80.01 TO 90.00     189,741.96    7.744       6.211          6.39         42.51
90.01 TO 100.00     76,295.61    9.494       6.419          7.02         41.34
                   ----------    -----       -----          ----         -----
TOTAL              161,932.77    7.480       5.955          5.13         47.13
                   ==========    =====       =====          ====         =====

PRIN BALANCE & FICO

PRIN BALANCE           FICO <=500   501-550   551-600   601-650   651-700   701-750   751-800   801-850    TOTAL
------------           ----------   -------   -------   -------   -------   -------   -------   -------   ------
(50,000 increments)
1 TO 50,000               0.00%      0.12%      0.58%     1.70%     0.78%    0.23%     0.09%     0.00%      3.50%
50,001 TO 100,000         0.00%      1.25%      2.30%     3.86%     2.26%    0.77%     0.21%     0.02%     10.66%
100,001 TO 150,000        0.04%      1.67%      3.03%     4.92%     2.88%    0.97%     0.32%     0.03%     13.85%
150,001 TO 200,000        0.07%      1.50%      2.91%     5.09%     2.78%    0.83%     0.25%     0.02%     13.45%
200,001 TO 250,000        0.00%      0.94%      2.46%     4.74%     2.51%    0.64%     0.26%     0.00%     11.56%
250,001 TO 300,000        0.03%      0.92%      2.35%     4.21%     2.73%    0.88%     0.24%     0.00%     11.36%
300,001 TO 350,000        0.00%      0.49%      1.86%     3.19%     1.57%    0.66%     0.37%     0.04%      8.19%
350,001 TO 400,000        0.00%      0.68%      1.87%     3.69%     2.79%    0.58%     0.24%     0.05%      9.90%
400,001 TO 450,000        0.00%      0.65%      1.06%     3.11%     1.15%    0.93%     0.21%     0.00%      7.12%
450,001 TO 500,000        0.00%      0.37%      0.66%     1.95%     1.22%    0.55%     0.37%     0.00%      5.13%
500,001 TO 550,000        0.00%      0.00%      0.34%     0.87%     0.54%    0.20%     0.07%     0.00%      2.02%
550,001 TO 600,000        0.00%      0.00%      0.15%     0.59%     0.51%    0.22%     0.00%     0.00%      1.47%
600,001 TO 650,000        0.00%      0.00%      0.08%     0.40%     0.24%    0.33%     0.00%     0.00%      1.05%
650,001 TO 700,000        0.00%      0.09%      0.00%     0.09%     0.09%    0.00%     0.00%     0.00%      0.26%
700,001 TO 750,000        0.00%      0.10%      0.10%     0.10%     0.19%    0.00%     0.00%     0.00%      0.47%
750,001 TO 800,000
900,001 TO 950,000
950,001 TO 1,000,000
1,000,001 >=
                          ----       ----      -----     -----     -----     ----      ----      ----     ------
TOTAL:                    0.13%      8.78%     19.75%    38.51%    22.24%    7.79%     2.63%     0.16%    100.00%
                          ====       ====      =====     =====     =====     ====      ====      ====     ======

PRIN BALANCE           CURRENT LTV     WAC    GROSS MARGIN   LIMITED DOC   STATED DOC
------------           -----------   ------   ------------   -----------   ----------
(50,000 increments)
1 TO 50,000               96.04%     10.372       6.242          5.81         40.69
50,001 TO 100,000         88.01%      8.861       6.223          5.01         37.74
100,001 TO 150,000        82.27%      7.725       6.159          3.92         39.34
150,001 TO 200,000        79.34%      7.320       6.007          4.61         42.64
200,001 TO 250,000        80.52%      7.232       5.960          5.75         46.76
250,001 TO 300,000        80.57%      7.078       5.966          4.32         47.24
300,001 TO 350,000        80.04%      6.967       5.785          6.58         47.45
350,001 TO 400,000        81.17%      6.970       5.774          5.36         57.95
400,001 TO 450,000        80.17%      6.969       5.778          5.31         62.72
450,001 TO 500,000        82.03%      6.867       5.812          3.47         58.44
500,001 TO 550,000        82.89%      7.228       6.120            --         49.92
550,001 TO 600,000        81.61%      6.602       5.714         20.17         44.99
600,001 TO 650,000        80.46%      6.596       6.077         14.81         53.96
650,001 TO 700,000        88.19%      8.303       6.379            --         66.22
700,001 TO 750,000        77.39%      7.320       5.461            --         80.98
750,001 TO 800,000
900,001 TO 950,000
950,001 TO 1,000,000
1,000,001 >=
                          -----       -----       -----          ----         -----
TOTAL:                    82.10%      7.480       5.955          5.13         47.28
                          =====       =====       =====          ====         =====

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM   <=500   501-550   551-600   601-650   651-700   701-750   751-800   801-850    TOTAL
-----------------------   -----   -------   -------   -------   -------   -------   -------   -------   ------
(whatever increments)
0                         0.05%    2.02%      4.31%    10.85%     7.16%    1.80%     0.62%     0.03%     26.84%
6                         0.00%    0.00%      0.00%     0.01%     0.00%    0.00%     0.00%     0.00%      0.01%
12                        0.00%    0.18%      0.29%     1.13%     0.69%    0.15%     0.12%     0.00%      2.56%
24                        0.08%    4.62%     10.42%    19.04%    10.23%    3.68%     1.07%     0.01%     49.15%
36                        0.00%    1.97%      4.74%     7.44%     4.12%    2.16%     0.82%     0.11%     21.37%
                          0.00%    0.00%      0.00%     0.04%     0.04%    0.00%     0.00%     0.00%      0.08%
                          -----    ----      -----     -----     -----     ----      ----      ----     ------
TOTAL                     0.13%    8.78%     19.75%    38.51%    22.24%    7.79%     2.63%     0.16%    100.00%
                          ====     ====      =====     =====     =====     ====      ====      ====     ======

PREPAYMENT PENALTY TERM   CURRENT LTV     WAC     GROSS MARGIN   AVG PRIN BAL   LIMITED DOC   STATED DOC
-----------------------   -----------   -------   ------------   ------------   -----------   ----------
(whatever increments)
0                            84.00       7.9850      5.7474       126,611.88        4.21         50.43
6                            99.99      11.1250          --        59,938.17          --            --
12                           81.13       7.7036      5.8744       219,632.01        9.54         57.85
24                           82.30       7.4141      6.0471       184,254.49        4.99         52.31
36                           79.41       6.9780      5.9402       168,859.59        6.12         30.48
                             69.21       5.7083      3.5182       155,353.62          --         59.04
                             -----      -------      ------       ----------        ----         -----
TOTAL                        82.10       7.4804      5.9555       161,932.77        5.13         47.28
                             =====      =======      ======       ==========        ====         =====

MORTG RATES & FICO

                     FICO
MORTG RATES         <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850
-----------         -----  -------  -------  -------  -------  -------  -------  -------
(50 bps increment)
4.501 TO 5.000      0.00%   0.00%     0.09%    0.17%    0.25%   0.21%    0.09%    0.00%
5.001 TO 5.500      0.00%   0.00%     0.15%    0.89%    0.79%   0.67%    0.38%    0.00%
5.501 TO 6.000      0.00%   0.01%     0.82%    3.21%    2.60%   1.30%    0.33%    0.12%
6.001 TO 6.500      0.00%   0.16%     1.59%    5.38%    3.72%   1.75%    0.58%    0.00%
6.501 TO 7.000      0.00%   0.49%     2.67%    8.65%    6.09%   1.82%    0.61%    0.02%
7.001 TO 7.500      0.00%   0.82%     3.49%    6.18%    3.05%   0.65%    0.25%    0.00%
7.501 TO 8.000      0.00%   1.53%     2.98%    5.98%    2.01%   0.35%    0.06%    0.00%
8.001 TO 8.500      0.00%   1.63%     2.68%    2.34%    0.87%   0.22%    0.02%    0.00%
8.501 TO 9.000      0.02%   2.11%     2.25%    1.40%    0.37%   0.10%    0.03%    0.01%
9.001 TO 9.500      0.04%   0.89%     1.36%    0.64%    0.37%   0.09%    0.02%    0.00%
9.501 TO 10.000     0.05%   0.71%     0.55%    0.68%    1.15%   0.49%    0.20%    0.00%
10.001 TO 10.500    0.02%   0.18%     0.24%    0.26%    0.31%   0.04%    0.02%    0.00%
10.501 TO 11.000    0.00%   0.20%     0.60%    1.94%    0.28%   0.06%    0.00%    0.00%
11.001 TO 11.500    0.00%   0.04%     0.11%    0.32%    0.19%   0.03%    0.01%    0.00%
11.501 TO 12.000    0.00%   0.00%     0.10%    0.28%    0.13%   0.00%    0.00%    0.00%
12.001 TO 12.500    0.00%   0.00%     0.03%    0.11%    0.04%   0.01%    0.02%    0.00%
12.501 TO 13.000    0.00%   0.00%     0.03%    0.05%    0.01%   0.00%    0.01%    0.00%
13.001 TO 13.500    0.00%   0.00%     0.01%    0.02%    0.00%   0.00%    0.00%    0.00%
13.501 TO 14.000    0.00%   0.00%     0.00%    0.00%    0.00%   0.00%    0.00%    0.00%
                    ----    ----     -----    -----    -----    ----     ----     ----
TOTAL:              0.13%   8.78%    19.75%   38.51%   22.24%   7.79%    2.63%    0.16%
                    ====    ====     =====    =====    =====    ====     ====     ====

                             CURRENT           GROSS   AVG PRIN   LIMITED  STATED
MORTG RATES          TOTAL     LTV      WAC   MARGIN      BAL       DOC      DOC
-----------         -------  -------  ------  ------  ----------  -------  ------
(50 bps increment)
4.501 TO 5.000        0.82%   71.09    4.866  4.5368  291,474.26   12.78    29.44
5.001 TO 5.500        2.87%   70.99    5.353  4.9693  261,024.47      --     9.26
5.501 TO 6.000        8.40%   76.58    5.835  5.3533  245,716.85    5.46    18.99
6.001 TO 6.500       13.18%   78.19    6.306  5.6496  237,310.72    5.42    32.83
6.501 TO 7.000       20.35%   79.80    6.807  5.7747  223,611.16    5.13    54.44
7.001 TO 7.500       14.44%   81.04    7.289  5.9729  197,869.50    5.95    54.31
7.501 TO 8.000       12.91%   82.03    7.778  6.0558  181,127.94    5.71    57.26
8.001 TO 8.500        7.77%   85.15    8.288  6.3436  161,435.60    5.12    55.84
8.501 TO 9.000        6.31%   86.09    8.787  6.6089  145,841.11    1.56    48.85
9.001 TO 9.500        3.42%   88.68    9.288  6.8213  128,300.29    4.75    54.03
9.501 TO 10.000       3.82%   93.99    9.879  6.8582   76,181.74    4.83    61.55
10.001 TO 10.500      1.08%   93.25   10.344  6.8765   63,440.52    4.63    40.96
10.501 TO 11.000      3.09%   97.58   10.918  6.8333   53,572.02    4.33    55.67
11.001 TO 11.500      0.71%   97.32   11.308  7.4874   47,175.39    6.81    45.64
11.501 TO 12.000      0.51%   99.11   11.852  7.0000   42,955.94   11.93    52.06
12.001 TO 12.500      0.20%   98.69   12.288      --   39,344.89   21.60    55.23
12.501 TO 13.000      0.10%   99.04   12.791      --   33,719.34   24.23    45.75
13.001 TO 13.500      0.03%   99.98   13.273      --   36,382.92   42.12    57.88
13.501 TO 14.000      0.01%   98.68   13.783      --   21,412.54      --   100.00
                    ------    -----   ------  ------  ----------   -----   ------
TOTAL:              100.00%   82.10    7.480  5.9555  161,932.77    5.13    47.28
                    ======    =====   ======  ======  ==========   =====   ======

MORTG RATES & LTV

                     LTV    LTV
MORTG RATES          0-10  11-20   21-30  31-40  41-50  51-60  61-70   71-80   81-90
-----------         -----  -----  ------  -----  -----  -----  -----  ------  ------
(50 bps increment)
4.501 TO 5.000      0.00%  0.00%   0.00%  0.00%  0.05%  0.02%  0.39%   0.29%   0.09%
5.001 TO 5.500      0.00%  0.00%   0.00%  0.11%  0.07%  0.35%  0.48%   1.76%   0.10%
5.501 TO 6.000      0.00%  0.00%   0.01%  0.05%  0.14%  0.31%  1.08%   5.64%   1.11%
6.001 TO 6.500      0.00%  0.00%   0.04%  0.08%  0.11%  0.49%  0.69%   9.51%   1.96%
6.501 TO 7.000      0.00%  0.00%   0.03%  0.06%  0.10%  0.22%  1.08%  14.90%   3.45%
7.001 TO 7.500      0.00%  0.00%   0.00%  0.06%  0.11%  0.17%  0.45%   9.36%   3.40%
7.501 TO 8.000      0.00%  0.00%   0.06%  0.03%  0.08%  0.30%  0.57%   6.30%   4.33%
8.001 TO 8.500      0.00%  0.00%   0.00%  0.00%  0.01%  0.18%  0.33%   2.10%   3.75%
8.501 TO 9.000      0.00%  0.01%   0.00%  0.02%  0.02%  0.07%  0.25%   1.45%   3.05%
9.001 TO 9.500      0.00%  0.01%   0.00%  0.00%  0.00%  0.03%  0.18%   0.51%   1.45%
9.501 TO 10.000     0.00%  0.00%   0.00%  0.00%  0.01%  0.01%  0.05%   0.45%   0.62%
10.001 TO 10.500    0.00%  0.00%   0.00%  0.00%  0.00%  0.06%  0.01%   0.05%   0.19%
10.501 TO 11.000    0.00%  0.00%   0.00%  0.00%  0.01%  0.02%  0.03%   0.08%   0.15%
11.001 TO 11.500    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.01%   0.04%   0.01%
11.501 TO 12.000    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%
12.001 TO 12.500    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%
12.501 TO 13.000    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%
13.001 TO 13.500    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%
13.501 TO 14.000    0.00%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%
                    ----   ----    ----   ----   ----   ----   ----   -----   -----
TOTAL:              0.00%  0.02%   0.15%  0.40%  0.72%  2.23%  5.60%  52.45%  23.68%
                    ====   ====    ====   ====   ====   ====   ====   =====   =====

                                               GROSS                 LIMITED  STATED
MORTG RATES         91-100   TOTAL   AVG FICO  MARGIN  AVG PRIN BAL    DOC      DOC
-----------         ------  -------  --------  ------  ------------  -------  ------
(50 bps increment)
4.501 TO 5.000       0.00%    0.82%   682.21    4.537   291,474.26    12.76    29.44
5.001 TO 5.500       0.00%    2.87%   680.83    4.969   261,024.47       --     9.26
5.501 TO 6.000       0.05%    8.40%   660.67    5.353   245,716.85     5.46    18.99
6.001 TO 6.500       0.30%   13.18%   652.32    5.650   237,310.72     5.42    32.83
6.501 TO 7.000       0.50%   20.35%   644.77    5.775   223,611.16     5.13    54.44
7.001 TO 7.500       0.89%   14.44%   626.67    5.973   197,869.50     5.95    54.31
7.501 TO 8.000       1.25%   12.91%   613.26    6.056   181,127.94     5.71    57.26
8.001 TO 8.500       1.39%    7.77%   595.44    6.344   161,435.60     5.12    55.84
8.501 TO 9.000       1.43%    6.31%   579.00    6.609   145,841.11     1.56    48.85
9.001 TO 9.500       1.24%    3.42%   586.91    6.821   128,300.29     4.75    54.03
9.501 TO 10.000      2.68%    3.82%   631.93    6.858    76,181.74     4.83    61.55
10.001 TO 10.500     0.76%    1.08%   615.08    6.877    63,440.52     4.63    40.96
10.501 TO 11.000     2.79%    3.09%   614.53    6.833    53,572.02     4.33    55.67
11.001 TO 11.500     0.64%    0.71%   634.15    7.487    47,175.39     6.81    45.64
11.501 TO 12.000     0.50%    0.51%   628.28    7.000    42,955.94    11.95    52.06
12.001 TO 12.500     0.19%    0.20%   648.92       --    39,344.89    21.65    55.23
12.501 TO 13.000     0.10%    0.10%   641.68       --    33,719.34    24.24    45.75
13.001 TO 13.500     0.03%    0.03%   609.63       --    36,382.92    42.15    57.88
13.501 TO 14.000     0.01%    0.01%   633.40       --    21,412.54       --   100.00
                     ----   ------    ------    -----   ----------    -----   ------
TOTAL:               4.74%  100.00%   629.90    5.955   161,932.77     5.13    47.28
                     ====   ======    ======    =====   ==========    =====   ======